Share-based compensation (Tables)	12 Months Ended
Dec. 31, 2025
Disclosure of terms and conditions of share-based payment arrangement [abstract]
Share based compensation expenses and reversal
For all plans, the Group recognized share-based compensation expense / (reversal) as follows:

	For the year ended December 31,
In thousands of USD	2023	2024	2025
SOP 2020	(56)	—	—
VRSUP 2021	5,182	2,365	131
VRSUP 2023	150	4,176	4,492
VRSUP 2025	—	—	120
Total share-based compensation expense	5,276	6,541	4,743